EXHIBIT 10.5

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 28th day of March, 2025 (the “First Amendment Effective Date”), among ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), the Lenders party hereto, CITIBANK, N.A., JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., MUFG BANK, LTD. and TRUIST BANK, as Co-Syndication Agents, and BARCLAYS BANK PLC, ROYAL BANK OF CANADA, SUMITOMO MITSUI BANKING CORPORATION, THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, and THE TORONTO DOMINION BANK, NEW YORK BRANCH, as Co-Documentation Agents, and WELLS FARGO SECURITIES, LLC, CITIBANK, N.A., BARCLAYS BANK PLC, JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., MUFG BANK, LTD., RBC CAPITAL MARKETS, SUMITOMO MITSUI BANKING CORPORATION, TD SECURITIES (USA) LLC, THE BANK OF NOVA SCOTIA, HOUSTON BRANCH and TRUIST SECURITIES, INC., as Joint Lead Arrangers and Joint Book Runners.

R E C I T A L S:

A. On March 31, 2023, the Borrower, the lenders party thereto and the Administrative Agent entered into a certain Revolving Credit Agreement (the “Existing Credit Agreement”, and as amended hereby, the “Credit Agreement”) whereby, upon the terms and conditions therein stated, the lenders party to the Existing Credit Agreement agreed to make certain Loans (as defined therein) and extend certain credit to Borrower.

B. The parties hereto mutually desire to amend the Existing Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

1. Certain Definitions.

1.1 Terms Defined Above. As used herein, the terms “Administrative Agent”, “Borrower”, “Credit Agreement”, “Existing Credit Agreement”, “First Amendment” and “First Amendment Effective Date”, shall have the meanings indicated above.

1.2 Terms Defined in Credit Agreement. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

2. Amendments to Existing Credit Agreement.

2.1 Defined Terms.

(a) The definition of “364-Day Credit Facility” as defined in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“364-Day Credit Facility” means the revolving credit facility of the Borrower under that certain 364-Day Revolving Credit Agreement dated as of the First Amendment Effective Date, among the Borrower, Citibank, N.A., as administrative agent, and the lenders party thereto, together with any and all other amendments and supplements thereto, restatements thereof and any replacement 364-day credit facilities with respect thereto.

(b) The term “Agreement,” as defined in Section 1.01 of the Existing Credit Agreement, is hereby amended to mean the Existing Credit Agreement, as amended hereby and as the same may be further amended, extended, supplemented or otherwise modified from time to time.

(c) The table set forth in the definition of “Applicable Rate” as defined in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Index Debt Ratings: (Moody’s/S&P)	SOFR Spread	ABR Spread	Facility Fee Rate
Category 1 ≥ A1/A+	0.690%	0.000%	0.060%
Category 2 A2/A	0.800%	0.000%	0.075%
Category 3 A3/A-	0.900%	0.000%	0.100%
Category 4 Baa1/BBB+	1.000%	0.000%	0.125%
Category 5 ≤ Baa2/BBB	1.100%	0.100%	0.150%

(d) The reference to “December 31, 2022” in the definition of “Material Adverse Change” as defined in Section 1.01 of the Existing Credit Agreement is hereby amended to refer instead to “December 31, 2024”.

(e) The definition of “Maturity Date” as defined in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means the fifth anniversary of the First Amendment Effective Date, as may be extended pursuant to Section 2.01(c).

2.2 Additional Defined Terms. Section 1.01 of the Existing Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which read in their entirety as follows:

“First Amendment” means that certain First Amendment to Revolving Credit Agreement dated as of the First Amendment Effective Date among the Borrower, the Lenders and the Administrative Agent.

“First Amendment Effective Date” means March 28, 2025.

“Swingline Sublimit” means, at any time, an amount equal to the lesser of (a) $100,000,000 and (b) the unused portion of the Commitment of the Lender serving as Swingline Lender (which, as of the First Amendment Effective Date, is Wells Fargo Bank, National Association).

2.3 Accounting Terms; GAAP. The reference to “December 31, 2022” in the last sentence of Section 1.04 of the Existing Credit Agreement is hereby amended to refer instead to “December 31, 2024”.

2.4 Swingline Sublimit. The reference to “$100,000,000” in clause (i) of the first sentence in Section 2.05(a) of the Existing Credit Agreement is hereby amended to refer instead to “the Swingline Sublimit”.

2.5 Beneficial Ownership Certification. The reference to “Effective Date” in the last sentence of Section 3.10 of the Existing Credit Agreement is hereby amended to refer instead to “First Amendment Effective Date”.

2.6 The Administrative Agent. The last paragraph of Section 8.01 of the Existing Credit Agreement is hereby amended by:

(a) adding the following at the end of the first sentence thereof:

“and confirms, as of the First Amendment Effective Date (or such later date as it becomes a Lender hereunder), that it has entered into this Agreement as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loan set forth herein and not for the purpose of investing in the general performance or operations of EPD, the Borrower and their Subsidiaries or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security”; and

(b) adding the following at the end thereof:

“and agrees that it will not assert any claim under any federal or state securities law or otherwise in contravention of this paragraph”.

2.7 Confidentiality. Section 9.12 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end thereof:

For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a Governmental Authority.

2.8 Issuing Bank L/C Commitment Schedule. Schedule 2.06(b) to the Existing Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 2.06(b) attached hereto.

2.9 Extension of Maturity Date. Any request for an extension of the Maturity Date made prior to the date of the First Amendment Effective Date shall be disregarded for purposes of Section 2.01(c) of the Credit Agreement. For the avoidance of doubt, Borrower may make up to two (2) requests for a one-year extension of the Maturity Date pursuant to such Section 2.01(c) after the First Amendment Effective Date.

2.10 Conditions Precedent. The obligation of the Lenders party hereto and the Administrative Agent to enter into this First Amendment shall be conditioned upon the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this First Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this First Amendment) that such party has signed a counterpart hereof.

(b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Christopher S. Wade, in-house counsel for Borrower and EPD, and Willkie Farr & Gallagher LLP, counsel for Borrower and EPD, substantially in the forms delivered in connection with the Existing Credit Agreement and reasonably satisfactory to the Administrative Agent and its counsel.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to (1) the organization and existence of the Borrower and EPD, (2) the authorization of the transactions contemplated hereby, this First Amendment and any other legal matters relating to the Borrower, this First Amendment and the transactions contemplated hereby, or the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (3) with respect to EPD, the authorization of the Acknowledgement and Ratification of EPD (referenced in clause (d) below), as Guarantor, and any other legal matters relating to EPD.

(d) The Administrative Agent shall have received an Acknowledgement and Ratification, dated as of the First Amendment Effective Date, in the form of Exhibit A attached hereto, duly and validly executed by EPD.

(e) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the President, an Executive Vice President or a Financial Officer, confirming compliance with the conditions set forth in Section 2.10(g) hereof and paragraphs (a) and (b) of Section 4.02 of the Credit Agreement.

(f) The Administrative Agent shall have received all fees and other amounts due and payable to or on behalf of the Administrative Agent, any Arranger or any Lender on or prior to the First Amendment Effective Date, including, to the extent invoiced prior to closing, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(g) As of the First Amendment Effective Date, no Material Adverse Change exists.

(h) The Lenders shall have received (i) the audited financial statements for the Borrower and its Subsidiaries for the fiscal year ended December 31, 2024, and (ii) EPD’s Form 10-K for such fiscal year.

(i) All necessary governmental and third-party approvals, if any, required to be obtained by the Borrower in connection with the First Amendment and the transactions contemplated hereby and otherwise referred to herein shall have been obtained and remain in effect (except where failure to obtain such approvals will not have a Material Adverse Effect), and all applicable waiting periods shall have expired without any action being taken by any applicable authority.

(j) The Borrower shall have entered into the 364-Day Credit Facility, in form and substance reasonably satisfactory to the Administrative Agent, effective contemporaneous with the effectiveness hereof, providing for, among other things, that each Lender’s “Applicable Percentage” (as defined therein) thereunder is equal to such Lender’s Applicable Percentage under the Credit Agreement as of the effectiveness hereof, and the Administrative Agent shall have received a copy thereof.

(k) The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.

2.11 Effectiveness. Subject to the satisfaction of the conditions precedent set forth in Section 2.10 hereof, this First Amendment shall be effective as of the First Amendment Effective Date.

3. Representations and Warranties. The Borrower represents and warrants that:

(a) the representations and warranties of the Borrower set forth in the Credit Agreement and the other loan documents are true and correct in all material respects (except that any representation and warranty that is qualified by materiality is true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (except that any such representation and warranty that was qualified by materiality was true and correct in all respects as of such earlier date);

(b) as of the First Amendment Effective Date no Default has occurred and is continuing;

(c) the transactions contemplated hereby and the execution, delivery and performance hereof are within the Borrower’s limited liability company powers and have been duly authorized by all necessary limited liability company and, if required, member action;

(d) this First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(e) as of the First Amendment Effective Date, Borrower hereby certifies that Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation.

4. Extent of Amendments. Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement and the other loan documents are hereby ratified and confirmed and shall remain in full force and effect. The execution, delivery and effectiveness hereof shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the loan documents, nor constitute a waiver of any provision of any of the loan documents.

5. Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature hereto or execution hereof in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.

6. References. On and after the First Amendment Effective Date, the terms “Agreement”, “hereof”, “herein”, “hereunder”, and terms of like import when used in the Credit Agreement, and any references to the Credit Agreement in any other loan document, shall, except where the context otherwise requires, refer to the Existing Credit Agreement, as amended hereby.

7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.

THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.

[Signatures Begin on Next Page]

EXECUTED as of the First Amendment Effective Date.

BORROWER:

ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company

By:	Enterprise Products OLPGP, Inc.,
its Manager

By:	/s/ Christian M. Nelly
Christian M. “Chris” Nelly
Executive Vice President - Finance and
Sustainability and Treasurer

S-1	EPO Multi-Year 1st Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, an Issuing Bank,
Swingline Lender and a Lender

By:	/s/ Emily Board
Name: Emily Board
Title: Vice President

S-2	EPO Multi-Year 1st Amendment

CITIBANK, N.A.,
as Co-Syndication Agent, an Issuing Bank
and a Lender

By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

S-3	EPO Multi-Year 1st Amendment

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent, an Issuing Bank
and a Lender

By:	/s/ Umar Hassan
Name: Umar Hassan
Title: Authorized Officer

S-4	EPO Multi-Year 1st Amendment

MIZUHO BANK, LTD.,
as Co-Syndication Agent, an Issuing Bank
and a Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

S-5	EPO Multi-Year 1st Amendment

MUFG BANK, LTD.,
as Co-Syndication Agent, an Issuing Bank
and a Lender

By:	/s/ Vidhya Rajasekar
Name: Vidhya Rajasekar
Title: Authorized Signatory

S-6	EPO Multi-Year 1st Amendment

TRUIST BANK,
as Co-Syndication Agent, an Issuing Bank and a Lender

By:	/s/ Lincoln LaCour
Name: Lincoln LaCour
Title: Director

S-7	EPO Multi-Year 1st Amendment

BARCLAYS BANK PLC,
as Co-Documentation Agent and a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

S-8	EPO Multi-Year 1st Amendment

ROYAL BANK OF CANADA,
as Co-Documentation Agent and a Lender

By:	/s/ Sue Carol Sedillo
Name: Sue Carol Sedillo
Title: Authorized Signatory

S-9	EPO Multi-Year 1st Amendment

SUMITOMO MITSUI BANKING CORPORATION,
as Co-Documentation Agent and a Lender

By:	/s/ Alkesh Nanavaty
Name: Alkesh Nanavaty
Title: Executive Director

S-10	EPO Multi-Year 1st Amendment

THE BANK OF NOVA SCOTIA,
HOUSTON BRANCH,
as Co-Documentation Agent and a Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

S-11	EPO Multi-Year 1st Amendment

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH,
as Co-Documentation Agent and a Lender

By:	/s/ Lionel Baptista
Name: Lionel Baptista
Title: Authorized Signatory

S-12	EPO Multi-Year 1st Amendment

BANK OF AMERICA, N.A., a Lender

By:	/s/ Alia Qaddumi
Name: Alia Qaddumi
Title: Director

S-13	EPO Multi-Year 1st Amendment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

S-14	EPO Multi-Year 1st Amendment

PNC BANK, NATIONAL ASSOCIATION,
a Lender

By:	/s/ Anvar Musayev
Name: Anvar Musayev
Title: Vice President

S-15	EPO Multi-Year 1st Amendment

U.S. BANK NATIONAL ASSOCIATION,
a Lender

By:	/s/ Beth Johnson
Name: Beth Johnson
Title: Senior Vice President

S-16	EPO Multi-Year 1st Amendment

SOCIETE GENERALE, a Lender

By:	/s/ Richard Bernal
Name: Richard Bernal
Title: Managing Director

S-17	EPO Multi-Year 1st Amendment

BANCO BILBAO VIZCAYA ARGENTARIA,
S.A. NEW YORK BRANCH,
a Lender

By:	/s/ Cara Younger
Name: Cara Younger
Title: Managing Director

By:	/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

S-18	EPO Multi-Year 1st Amendment

BANK OF MONTREAL, a Lender

By:	/s/ Gennaro Costa
Name: Gennaro Costa
Title: Director

S-19	EPO Multi-Year 1st Amendment

DEUTSCHE BANK AG NEW YORK BRANCH,
a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

S-20	EPO Multi-Year 1st Amendment

MORGAN STANLEY BANK, N.A., a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

S-21	EPO Multi-Year 1st Amendment

SCHEDULE 2.06(b)

ISSUING BANK L/C COMMITMENTS

Issuing Bank	L/C Commitment
Wells Fargo Bank, National Association	$16,666,666.67
Citibank, N.A.	$16,666,666.67
JPMorgan Chase Bank, N.A.	$16.666,666.66
Mizuho Bank, Ltd.	$16,666,666.66
MUFG Bank, Ltd.	$16,666,666.66
Truist Bank	$16,666,666.66

TOTAL	$100,000,000.00

Schedule 2.06(b)

EXHIBIT A

ACKNOWLEDGMENT AND RATIFICATION OF GUARANTOR

The undersigned (“Guarantor”) hereby expressly acknowledges the terms of the foregoing First Amendment to Revolving Credit Agreement and hereby expressly (i) ratifies and affirms its obligations under its Guaranty Agreement dated as of March 31, 2023, in favor of the Administrative Agent; (ii) acknowledges, renews and extends its continued liability under said Guaranty Agreement and Guarantor hereby agrees that its Guaranty Agreement remains in full force and effect; and (iii) guarantees to the Administrative Agent the prompt payment when due of all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

The foregoing acknowledgment and ratification of the undersigned Guarantor shall be evidenced by signing in the space provided below, to be effective as of the First Amendment Effective Date.

ENTERPRISE PRODUCTS PARTNERS L.P., a Delaware limited partnership

By:	Enterprise Products Holdings LLC,
General Partner

By:	/s/ Christian M. Nelly
Christian M. “Chris” Nelly
Executive Vice President—Finance and
Sustainability and Treasurer

Exhibit A	EPO Multi-Year Amendment